Investor Presentation | November 2018 Exhibit 99.1

Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2017, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above- and below-market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions, distributions to noncontrolling interest holders and maintenance capital expenditures. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, and repayments of receivables. For additional information on non-GAAP financial measures, review slide 23 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2017, including those set forth under the section captioned "Selected Financial Data."

LMRK Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Common Unit Price⁽¹⁾: $14.55 Market Capitalization⁽²⁾: $368 million Current Yield⁽¹⁾: 10.1% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution⁽³⁾: $0.3675 per unit for Q3 2018 Acquisitions: Year-to-date(4), we have acquired 217 assets for total consideration of $135 million LMRK's portfolio consists of 1,907 assets⁽5⁾ (representing more than 170% growth since the initial public offering in November 2014) Series A Preferred Unit Price⁽¹⁾: $24.18 (Nasdaq: LMRKP) LMRKP Yield⁽¹⁾: 8.3% Series B Preferred Unit Price⁽¹⁾: $23.53 (Nasdaq: LMRKO) LMRKO Yield⁽¹⁾: 8.4% As of November 1, 2018. Based on total outstanding common units of approximately 25.3 million as of November 2, 2018. Announced July 19, 2018. As of September 30, 2018. As of September 30, 2018; Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on most recent quarterly distribution of $0.4382 per unit, which was declared on October 22, 2018. Series C Preferred Unit Price⁽¹⁾: $22.15 (Nasdaq: LMRKN) LMRKN Yield⁽¹,6⁾: 7.9%

LMRK Milestones LMRK IPO 11/19/2014 $50 Million Secondary Common Offering 5/20/2015 Acquired $268 Million of Assets in 2015 Wireless Communication $116.6 Million Securitization 6/16/2016 Landmark U.K. Outdoor Advertising Joint Venture 12/2016 Acquired $292 Million of Assets in 2016 Outdoor Advertising $80 Million Securitization 11/30/2017 Acquired $219 Million of Assets in 2017⁽¹⁾ Unit Exchange Program (UEP) Launch 3/21/2016 $56 Million Secondary Common Offering 10/19/2016 $46 Million Series B Preferred Offering 8/8/2016 Penteon/Landmark Partnership Announcement 6/14/2017 Ericsson/Landmark FlexGrid Announcement 5/18/2017 REIT Subsidiary Structure Completed 7/31/2017 2015 2016 2017 2018 From January 1, 2017 through January 18, 2018. $20 Million Series A Preferred Offering 4/4/2016 Renewable Power Generation $43.7 Million Securitization 4/24/2018 $50 Million Series C Preferred Offering 4/2/2018 Wireless Communication $125.4 Million Securitization 6/6/2018 Brookfield Joint Venture 9/24/2018 2019

Growing Revenue and Number of Assets in Portfolio Rental Revenue Growth History (in $ millions) Number of Assets in Portfolio Rental revenue was for the period of 11/19/14 to 12/31/14. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. (1) (2)

Overview of Our Assets Our portfolio consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries Effectively triple net leases Organic growth through contractual rent escalators, lease modifications, lease-up and renewals 99% property operating margins(1), no maintenance capex Utility Project Real Property Interest Owner Rent Tower Owner Rent Wireless Carrier “B” Rent Rent Advertiser Face “A” Outdoor Advertiser (Billboard Owner) Rent Real Property Interest Owner Advertiser Face “B” Rent Rent Real Property Interest Owner Wireless Carrier “A” Power Revenue For the three-year period ended September 30, 2018, property operating expenses were less than 1% of revenue.

Wireless Infrastructure Development In 2017 LMRK announced the selection of Ericsson to deploy the FlexGridTM solution across North America Self-contained, neutral-host smart pole designed for carrier and other wireless operator colocation FlexGridTM is designed for macro, mini macro and small cell deployments and will support 5G, IoT, carrier densification, private LTE networks and other wireless solutions LMRK is focused on deploying FlexGridTM in three sectors: - Commercial Enterprises - Municipalities - Transportation Centers These neutral-host deployments are expected to be anchored with one or more tenants and support colocation of additional tenants Entered into an agreement with Dallas Area Rapid Transit (“DART”) to develop a smart media and communications platform utilizing kiosks and FlexGridTM Utility Radio Access Private Radio Access Wi-Fi Radio Access Cellular Radio Access

Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 390 million smartphone subscriptions, global wireless video traffic is expected to grow by ~50% annually and video streaming is expected to account for ~75% of mobile data traffic by 2023.

Significant growth in wireless infrastructure investment is expected to be driven by the need for increasing network densification, capacity requirements and high-frequency spectrum. The number of cell sites in the U.S. has increased approximately 57% over the last decade and is poised to grow further as the wireless industry densifies networks and prepares for 5G. Industry projections forecast the need for hundreds of thousands of small cells over the near-to-medium term. S&P Global Market Intelligence projects more than 800,000 small cells deployed by 2026. Wireless companies in the U.S. are set to invest $275 billion into building next-gen 5G networks, including greater numbers of macro sites, as well as small cell and DAS. Source: Ericsson Mobility Report (Various), CTIA Wireless Snapshot 2017, CTIA.org, AGL Media Group, Fierce Wireless Group. Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand

Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/17) held ownership interests in approximately 10% of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”) and American Wind Energy Association (“AWEA”). Source: Annual Energy Outlook 2018 - Energy Information Administration (“EIA”). Our Asset Portfolio Represents Less than 1% of the Total U.S. Market Significant: Growing: Fragmented: Over 360,000 locations New wireless sites alone added each year are expected to be greater than our entire existing portfolio⁽¹⁾ Most individual property owners in this industry have only 1 or 2 locations #1 tower company and #1 billboard company own approximately 10% of the land under their own assets⁽²⁾ Wireless Communication Outdoor Advertising Renewable Power Generation More than 153,000 locations⁽¹⁾ More than 165,000 locations⁽³⁾ More than 48,000 locations⁽³⁾ U.S. Tower Locations (thousands) U.S. Outdoor Advertising Revenue ($ in billions) U.S. Wind and Solar Capacity(4) (gigawatts) Solar Wind Wind + Solar (% of Total Capacity)

Our Portfolio We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our “Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets Asset Portfolio 1,907 Assets⁽¹,²⁾ Tier 1⁽³⁾ Tenants As of September 30, 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 66 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Australia United Kingdom Canada < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 109 Leased Tenant Sites 110+ Leased Tenant Sites

Highlights Stable and Predictable Distributions⁽¹⁾ Multiple Growth Drivers Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth Long-lived assets with effectively triple net leases 95% occupancy, 99% historical lease renewal rate Difficult-to-replicate locations in major population centers 83% of revenues from Tier 1 tenants⁽²⁾ for their essential operations 1,907 tenant sites in our existing portfolio Diversified across 48 states, Washington, D.C., and various international locations Contractual rent escalators Rent increases through lease modifications, renewals, lease-up and revenue sharing Sponsor owns a 12% common unit interest⁽3⁾ As of September 30, 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. As of November 2, 2018.

̶ $195 million of swaps with a 1.69% combined rate ̶ $226 million in secured notes at a fixed note rate per annum of 4.24% Stable Cash Flow from Long-Lived Assets Effectively triple net leases ̶ < 1% property operating expenses⁽¹⁾ ̶ No property tax or insurance obligations ̶ No maintenance capital expenditures 95% occupancy⁽²⁾ 99% historical lease renewal rate Total borrowings fixed through swaps and fixed rate notes⁽2⁾ Annual G&A expense cap⁽3⁾ High margins ̶ > 95% Adjusted EBITDA margin⁽4⁾ For the three-year period ended September 30, 2018, property operating expenses were less than 1% of revenue. As of September 30, 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on the earlier of November 19, 2019 or until our trailing four quarter revenue exceeds $80 million, excluding acquisition services. For the twelve-month period ended September 30, 2018. Average remaining term as of September 30, 2018. Assumes 99-year term for perpetual assets. Including remaining renewal options. Long-Lived Assets⁽²⁾ Remaining Real Property Interest Term (% of Rents) Perpetual | 35% 50-99 yrs | 29% 40-49 yrs | 15% 30-39 yrs | 8% 20-29 yrs | 8% <20 yrs | 5% 15+ yrs | 48% 10-14 yrs | 14% 5-9 yrs | 9% <5 yrs | 29% Remaining Lease Term (% of Rents) 76+ years(5) 22+ years(6)

Strategic Locations 1. …underlying operationally critical assets… Wireless: Billboards: Renewables: Highly interconnected networks; Growing capacity/coverage Key traffic locations, favorable zoning restrictions with “grandfather clauses” Solar/wind corridors, proximity to transmission interconnects 2. …into which tenants made significant investments... Typically $200,000 to $300,000⁽¹⁾ for tower plus cost of wireless equipment vs. $2,400⁽²⁾ average monthly ground rent 3. …in major markets... Top Market Locations (by BTA Rank)⁽³⁾ (% of quarterly rental revenue) Top 21-100 25% Top 4-20 29% Chicago, IL 6% Los Angeles, CA 12% New York, NY 16% 101+ 12% Source: SNL Kagan. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended September 30, 2018. As of September 30, 2018. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 4. …that are difficult to replicate and costly to relocate Significant zoning, permitting and regulatory hurdles in finding suitable new locations Time and cost of construction at a new site Vacating tenant must often return the property to its original condition

Highly Desired by Tier 1 Tenants Large, publicly-traded companies with national footprints⁽¹⁾ No single tenant accounts for more than 11% of revenue Outdoor Advertising Clear Channel Outdoor OUTFRONT Media Lamar Advertising Others Total Tower Companies Crown Castle American Tower SBA Communications Others Total Renewable Power Generation Southern California Edison Pacific Gas & Electric Duke Energy Others Total Wireless Carriers T-Mobile AT&T Mobility Sprint Verizon Others Total 11% 4% 2% 11% 28% 8% 5% 2% 0% 15% 6% 1% 1% 4% 12% 10% 9% 8% 7% 11% 45% Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended September 30, 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Quarterly Rental Revenue Breakdown(2)

Multiple Growth Drivers Organic Growth With No Capex Direct Acquisitions from Third Parties Strategic Partnerships & New Developments Contractual Lease Escalators Lease Modifications, Lease-Up and Renewals Renewables and Digital Infrastructure Australia and the U.K. FlexGridTM Brookfield Joint Venture New Asset Classes & Geographies Third-Party Acquisitions Unit Exchange Program (UEP)

Organic Growth with No Capital Expenditures Contractual Rent Escalators⁽¹⁾ Increased Rent Through Lease Modifications and Renewals Wireless technology upgrades Colocation of additional tenants Digital billboard conversions ̶ Lamar and Clear Channel spent over 30% of capex on digital billboards⁽³⁾ Renewal of below-market leases Participation in Tenant Revenue Growth 91% of our leases have contractual rent escalators ̶̶ 83% fixed rate increases with an average annual escalation rate of approximately 2.4% ̶ 8% tied to CPI Increase in billboard advertising revenue Additional equipment on rooftops or expansion of leased premises Total Wireless Capital Expenditures⁽²⁾ ($ in billions) U.S. Outdoor Advertising Revenue⁽⁴⁾ ($ in billions) As of September 30, 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on amounts disclosed by the major publicly-traded wireless carriers (AT&T, Sprint, T-Mobile, Verizon) and RBC Capital Markets estimates for 2018 as of August 5, 2018. From 10-K filings for fiscal year 2017 (Lamar) and 2017 (Clear Channel). Source: SNL Kagan and Outdoor Advertising Association of America ("OAAA").

Origination team members Aligned Sponsor (“Landmark”) Driving Growth Given its substantial cash investment and significant ownership position in us, we expect Landmark to promote and support the success of our business Landmark contributed ~$60 million at the IPO, investing ~$39 million in cash and ~$21 million in roll-over equity Landmark owns our General Partner, all of the IDRs and a 12% common unit interest⁽¹⁾ in us Landmark’s Footprint (U.S., Australia, Canada and the U.K.)⁽²⁾ Landmark Office Australia United Kingdom Canada⁽³⁾ As of November 2, 2018. Including JV Partners. Canada is managed from the U.S. Landmark’s Organizational Structure Acquisitions Asset Origination, Due Diligence and Closing Administration Asset Sales, Finance and Administration Lead Generation Appointment Setting Price Negotiation Acquisition Management Underwriting Document Negotiation Closing Funding Capital Raising Capital Management Investor Relations Financial Reporting Information Technology Accounting, Tax and Treasury Human Resources Asset Management

Sponsor Expertise in an Industry with High Barriers to Entry Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Origination Illustration 500 to 700 Sites Closed Sponsor’s Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception Lead Generation Proprietary, internally- sourced Asset Origination National acquisitions group Underwriting and Closing Proprietary database of transactions Comprehensive underwriting Asset Management Proprietary database of current market leases Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform ~10 to 12%⁽1⁾ of Transactions 1 to 2 real property interests per transaction. Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated

Third-Party Acquisitions Tax-efficient MLP/REIT capital structure Directly Acquire Third-Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform ̶ Large portfolios ̶ Direct from property owners Alternative Currency (Unit Exchange Program) ̶ Common units used for acquisitions in tax-deferred exchanges ̶ Benefits to sellers include: Significant diversification Taxable gain deferral Potential growth in value Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth

Disciplined and Flexible Financial Strategy Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 99% property operating margins with no maintenance capex Maintain Predictable And Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions from Sponsor originations Accretive acquisitions of third-party portfolios Deliver Consistent Distribution Growth Target leverage of approximately 40% debt-to-total market capitalization Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions Efficient tax structure with no UBTI or state-sourced income Disciplined Financial Policies

Appendix

Non-GAAP Financial Measures FFO, is a non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. Adjusted Funds from Operations ("AFFO") is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the Partnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, and repayments of receivables. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions, distributions to noncontrolling interest holders and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements.

Non-GAAP Financial Measures (Continued) EBITDA, Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below.

Reconciliation of FFO and AFFO (In thousands, except per unit data)

Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (In thousands) Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses. Three Months Ended September 30, 2018 2017 Revenue: Rental revenue $ 17,560 $ 13,499 Expenses: Property operating 360 86 General and administrative 735 1,422 Acquisition-related 88 255 Amortization 4,293 3,458 Impairments 877 — Total expenses 6,353 5,221 Other income and expenses Interest and other income 434 430 Interest expense (6,906) (4,777) Unrealized gain (loss) on derivatives 774 (61) Equity income from unconsolidated joint venture 59 — Gain on sale of real property interests 100,039 — Total other income and expenses 94,400 (4,408) Income before income tax expense 105,607 3,870 Income tax expense 460 72 Net income $ 105,147 $ 3,798 Add: Interest expense 6,906 4,777 Amortization expense 4,293 3,458 Income tax expense 460 72 Adjustments for investment in unconsolidated joint venture 52 — EBITDA $ 116,858 $ 12,105 Less: Gain on sale of real property interests (100,039) — Unrealized gain on derivatives (774) — Straight line rent adjustments — (88) Amortization of above- and below-market rents (333) (311) Add: Impairments 877 — Acquisition-related expenses 88 255 Unrealized loss on derivatives — 61 Straight line rent adjustments 33 — Repayments of investments in receivables 307 343 Deemed capital contribution to fund general and administrative expense reimbursement (1) 289 996 Adjusted EBITDA $ 17,306 $ 13,361 Less: Expansion capital expenditures (23,043) (64,107) Cash interest expense (5,783) (4,168) Cash interest expense from unconsolidated joint venture (46) — Cash income tax (91) (72) Distributions to preferred unitholders (2,868) (1,818) Distributions to noncontrolling interest holders (8) (4) Add: Borrowings and capital contributions to fund expansion capital expenditures 23,043 64,107 Distributable cash flow $ 8,510 $ 7,299

Average of 20 Years of Experience with High Volume, Small Balance Real Property Asset Originations Name Tim Brazy Title CEO Co-Founder 32 Years in Real Property Experience Select Prior Experience Founder and CEO of Church Mortgage Acceptance Company (CMAC) Founder and Managing Partner of Atherton Capital and Shepherd Capital Co‐Founder and President of FMAC Former real estate investment banker with Nomura / Eastdil MBA from Stanford Business School; B.S. from Caltech George Doyle CFO & Treasurer 15 EVP, CFO and Treasurer at Clearview Hotel Trust SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG LLP B.A. in Business Administration from Western Washington University Dan Parsons Senior Vice President – Information Systems and Technology 20 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems B.S. and MBA from USC Josef Bobek General Counsel and Secretary 15 Senior Counsel to Sun West Mortgage Company, Inc. Partner at Glaser Weil Fink Howard Avchen & Shapiro LLP B.S. in Accounting from USC; J.D. from Pepperdine University

Organizational Structure(1) Landmark Dividend LLC (Sponsor) Common Units Landmark Infrastructure Partners GP LLC (our General Partner) Landmark Infrastructure Partners LP (NASDAQ: LMRK) Landmark Infrastructure REIT Subsidiary Real Property Interests 12% common unit interest(2) 88% common unit interest(2) Public Unitholders Common Units 100% LLC Interest Non-economic GP and IDRs Change to Organizational Structure⁽1⁾: Moved assets under a REIT subsidiary Simplified Schedule K-1 Unrelated Business Taxable Income (“UBTI”) eliminated Simplified state filing requirements Reflects changes to organizational structure completed on July 31, 2017. As of November 2, 2018.